UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________________________________
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 26, 2026
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TD SYNNEX CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

16202 Bay Vista Drive, Clearwater, Florida	33760
(Address of principal executive offices)	(Zip Code)
(727) 539-7429
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
_________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SNX	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On June 26, 2026, TD SYNNEX Corporation and certain of its subsidiaries entered into documentation for a European receivables securitization program (the "EU Securitization Program"). The principal parties include TD SYNNEX Ireland Receivables I Designated Activity Company, as issuer and final purchaser (the “Issuer”); BNP Paribas S.A., Dublin Branch, as master purchaser (“Master Purchaser”); BNP Paribas, Banco Santander S.A. and Crédit Agricole Corporate and Investment Bank, as senior notes subscribers; TD SYNNEX UK Acquisition Limited, as program servicer, junior notes subscriber, profit participating note holder and cash manager; CSC Trustees Limited, as security trustee; and certain TD SYNNEX seller entities in Belgium, France, Germany and Spain (the “Seller Entities”). TD SYNNEX Corporation has also provided a guaranty in respect of certain obligations of the seller entities and other TD SYNNEX transaction parties under the transaction documents.
Under the Senior Variable Funding Notes Facility Agreement, the senior notes subscribers committed an aggregate of EUR 650 million. The facility is intended to fund the Issuer’s purchase price for eligible receivables sold into the securitization structure and, in certain circumstances, weekly or ad hoc intraperiod advances. The transaction is structured as a revolving securitization during the reloading period, under which eligible receivables originated by the Seller Entities may be sold to the Master Purchaser and then on-sold to the Issuer.
Interest on the senior notes and junior notes accrues over weekly interest periods within each monthly period and is payable in arrears on weekly payment dates and transaction dates. The Master Definitions and Common Terms Agreement (the "MDCTA") also sets out certain ratings-based performance thresholds tied to the credit ratings of TD SYNNEX Corporation, including a Level 2 Required Rating and a Level 3 Required Rating, which are used to trigger enhanced collection, servicing and cash management protections.
The Master Transfer and Servicing Agreement contains customary early amortization events, including payment defaults, reporting failures, breaches of obligations, failure to provide solvency certificates, invalidity of transaction documents, misrepresentations, insolvency events, material adverse events, cross-defaults, litigation, failure to fund required junior note advances, portfolio trigger breaches, back-up servicer appointment failures, failure to provide information to the calculation agent, annual audit failures and Issuer events of default. In addition, the Senior Variable Funding Notes Facility Agreement contains customary Issuer events of default, including non-payment, misrepresentation, breach of obligations, cessation of business, insolvency, unlawfulness, invalidity, repudiation, certain litigation matters, material securitization regulation breaches that remain unremedied and invalidity of the Issuer deed of charge security.
Upon the occurrence of an early amortization event, the revolving period may terminate, daily set-off may cease, collections may be swept daily to the master purchaser account, and the security trustee or senior notes subscribers may terminate the cash manager, activate the back-up cash manager and direct the appointment or activation of a back-up servicer. Upon the occurrence and continuation of an Issuer event of default or potential Issuer event of default, senior notes subscribers are not obligated to make further advances unless the applicable conditions precedent are satisfied. In addition, upon an Issuer event of default or a continuing early amortization event, senior notes subscribers may declare the senior notes immediately due and payable and may instruct the security trustee to serve a security enforcement notice and enforce the transaction security. The transaction documents also provide for limited recourse and non-petition in favor of the Issuer.
The last day of borrowing under the EU Securitization Program is the Scheduled Amortisation Date (as defined in the MDCTA), which is June 25, 2028, provided that the parties may agree to extend to June 2031.
The foregoing description of the EU Securitization Program is qualified in its entirety by reference to the agreements which are attached hereto and filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Document
10.1+
Master Definitions and Common Terms Agreement, dated as of June 26, 2026 by and among TD SYNNEX Corporation as Guarantor, certain subsidiaries thereof as Seller, Servicer, Risk Retention Holder, and Junior Notes Subscriber, TD SYNNEX Ireland Receivables I Designated Activity Company as Final Purchaser and Issuer, BNP Paribas as Lead Arranger and Senior Notes Subscriber, BNP Paribas S.A., Dublin Branch as Master Purchaser, and other parties identified thereto.

10.2+
Senior Variable Funding Notes Facility Agreement, dated as of June 26, 2026 by and among TD SYNNEX UK Acquisition Limited as Programme Servicer and Cash Manager, TD SYNNEX Ireland Receivables I Designated Activity Company as Issuer, BNP Paribas as Lead Arranger and Senior Notes Subscriber, and other parties identified thereto.

10.3+
Master Transfer and Servicing Agreement, dated as of June 26, 2026 by and among TD SYNNEX Corporation as Guarantor and certain subsidiaries thereof as Seller, Servicer, Programme Servicer and Junior Notes Subscriber, CSC Trustees Limited as Security Trustee and BNP Paribas S.A., Dublin Branch as Master Purchaser.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
+Schedules (or similar attachments) and certain information have been omitted pursuant to Items 601(a)(5), 601(a)(6) and/or 601(b)(10)(iv) of Regulation S-K. TD SYNNEX hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to such agreement to the U.S. Securities and Exchange Commission upon request; provided, however, that TD SYNNEX may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2026	TD SYNNEX CORPORATION

	By:	/s/ David Jordan
David Jordan
Chief Financial Officer